
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 OR 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 15, 2001



                          GOLDEN STAR RESOURCES LTD.
                          --------------------------
            (Exact name of registrant as specified in its charter)


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
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                      Canada                                      1-12284                              98-0101955
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
   (State or other jurisdiction of  incorporation)         (Commission File Number)      (IRS Employer Identification Number)

=================================================================================================================================


                        1660 Lincoln Street, Suite 3000
                          Denver, Colorado 80264-3001
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (303) 830-9000
                                                     --------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events
          ------------

Golden Star Resources Ltd. ("Golden Star") and Guyanor Ressources S.A. ("Guyanor"), further to their press release of January 10, 2001, announced the closing of the agreements with Rio Tinto Mining and Exploration Limited ("Rio Tinto") relating to the private placement of 500,000 common shares of Golden Star at a price of US$ 2.00 per share (for total proceeds of $1.0 million) and the earn-in joint venture agreement on the Paul Isnard gold project whereby Rio Tinto may earn a 70% interest in the project by spending a total of $9.0 million on exploration and development on the Paul Isnard property (the "Property").

The Property covers an area that includes eight concessions held by SOTRAPMAG, a fully-controlled Guyanor subsidiary, and the western part of an exploration permit held by Guyanor in western French Guiana, covering a total area of 216 km/2/. The remaining 214 km/2/ in the eastern part of the exploration permit is not included in the joint venture, although Rio Tinto has a preemptive right over the area. Guyanor may continue to explore and develop this portion of the exploration permit in its own right.

In addition to the expenditure by Rio Tinto on the Property, Golden Star has committed to fund $0.75 million of exploration expenditure, which it will do by lending to Guyanor $0.75 million of the proceeds from the private placement. The balance of the private placement will also be lent to Guyanor to partially fund the costs of a reorganization of Guyanor. The common shares issued under the private placement have not been and will not be registered under the U.S Securities Act of 1933 and may not be offered or sold in the United States without registration or exemption from registration requirements thereunder.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GOLDEN STAR RESOURCES LTD.
                                    --------------------------
                                    Registrant



     Date: January 18, 2001         /s/ Peter Bradford
           ----------------         ------------------
                                    Peter Bradford
                                    President and Chief Executive Officer